Exhibit 99.1

April 2, 2025
FOR IMMEDIATE RELEASE

BlackBerry Reports Fourth Quarter and Full Fiscal Year 2025 Results
•Beats expectations for revenue for all three divisions: QNX, Secure Communications and Licensing; Surpasses the top-end of Q4 and full year guidance range for total Company revenue
•Beats expectations for profitability, with both adjusted EBITDA and adjusted EPS exceeding the high end of guidance range; GAAP basic EPS improves both sequentially and year-over-year
•Beats expectations for operating cash flow with significant sequential and year-over-year improvements

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months and fiscal year ended February 28, 2025 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry closed out this transformational fiscal year with another quarter of strong financial performance from all three divisions: QNX, Secure Communications and Licensing. We also took a big step forward by completing the sale of the Cylance business to Arctic Wolf, a win-win for all parties, and significantly strengthening our balance sheet in the process.” said John J. Giamatteo, CEO, BlackBerry. “We started the year with a goal to deliver profitability and positive cash flow, and we’re pleased we delivered across the board. BlackBerry goes into the new fiscal year in a strong financial position, with a solid balance sheet that provides optionality for driving shareholder value.”

Fourth Quarter Fiscal 2025 Financial Highlights
•Total company revenue was $141.7 million.
•Total company adjusted gross margin was 74% and GAAP gross margin was 73%.
•Total company adjusted EBITDA exceeded previously-provided guidance at $21.1 million.
•QNX revenue grew 6% sequentially and was flat year over year, exceeding the guidance range at $65.8 million; QNX gross margin decreased by 3 percentage points sequentially and 2 percentage points year-over-year to 83%.
•QNX adjusted EBITDA beat expectations at $19.2 million, or a 29% margin.
•QNX royalty backlog increased from approximately $815 million in the prior year to approximately $865 million.
•Secure Communications revenue exceeded previously-provided guidance at $67.3 million; Secure Communications gross margin decreased sequentially due to product mix to 64%.

•Secure Communications ARR decreased by 3% sequentially, and increased 3% year-over-year to $208 million; Secure Communications DBNRR decreased by 2 percentage points sequentially, and increased by 2 percentage points year-over-year to 93%.
•Secure Communications adjusted EBITDA exceeded previously-provided guidance at $12.6 million, or a margin of 19%.
•Licensing revenue exceeded guidance at $8.6 million, and Licensing adjusted EBITDA was $1.4 million.
•Adjusted Corporate costs were $12.1 million, sequentially higher due primarily to an upward revaluation of deferred stock units following strength in BlackBerry’s share price.
•Adjusted net income was $17.7 million and GAAP net loss was $7.4 million.
•Adjusted basic income per share beat guidance at $0.03. GAAP basic loss per share was $0.01.
•Operating cash flow beat expectations and improved by $57 million year-over-year to $42.0 million.
•Total cash and investments increased by $144 million sequentially to $410 million, in part due to the improved operating cash flow, and in part due to approximately $80 million received from first tranche of cash from the sale of Cylance to Arctic Wolf.

Full Year Fiscal 2025 Financial Highlights
•Total company revenue for the full fiscal year was $534.9 million.
•Total company adjusted gross margin and GAAP gross margin were 74%.
•Total company adjusted EBITDA for the full fiscal year exceeded previously-provided guidance at $84.2 million.
•QNX revenue for the full fiscal year grew 10% year-over-year and hit the top-end of previously-provided guidance at $236.0 million; QNX gross margin was 84%; and QNX Adjusted EBITDA increased by 76% year-over-year to $59.1 million, or a 25% margin.
•Secure Communications revenue for the full fiscal year exceeded previously-provided guidance at $272.6 million; Secure Communications gross margin was 66%; and Secure Communications EBITDA was $52.3 million, or a 19% margin.
•Licensing revenue was $26.3 million, and Licensing adjusted EBITDA was $15.8 million.
•Adjusted Corporate costs were $43.0 million for the full fiscal year.
•Adjusted net income for the full fiscal year was $12.5 million and GAAP net loss was $79.0 million.
•Adjusted basic earnings per share for the full fiscal year was $0.02 and GAAP basic loss per share was $0.13.

Business Highlights & Strategic Announcements
•BlackBerry announced the successful closing of the sale of its Cylance® endpoint security assets to Arctic Wolf
•Microsoft and BlackBerry partnered to make QNX® Software Development Platform (SDP) 8.0 available in the Microsoft Azure cloud environment
•QNX extended its collaboration with silicon chip manufacturer AMD to support a wider range of adaptive computing devices used in robotic systems and other embedded devices
•QNX, Vector and TTTech Auto announced a multi-year collaboration to develop and market a vehicle software platform that pre-integrates the QNX OS with other leading middleware components
•QNX launched its General Embedded Development Platform (GEDP), designed to accelerate the development of high-performance, scalable and secured embedded systems
•Together with Intel and NecCOBOT, QNX launched a functional safety (FuSa) platform built on advanced Intel® Core™ i7 processors for advanced robotic systems

•QNX partnered with Pi Square Technologies to train software engineers across India as part of the QNX Everywhere ecosystem expansion strategy
•BlackBerry expanded its relationship with the Malaysian government, increasing the number of government employees that can use BlackBerry’s suite of Secure Communications products
•Secusmart achieved certification and approval from German BSI for its new SecuSUITE® for iOS® solution, allowing it to provide leading encrypted voice and data on Apple devices to German government agencies

Financial Outlook
BlackBerry is providing the following guidance for the first fiscal quarter and the full fiscal year 2026 (ending February 28, 2026).

	Q1 FY26	Full fiscal year FY26
Total BlackBerry revenue:	$107 – $115 million	$504 – $534 million
QNX revenue:	$51 – $55 million	$250 – $270 million
Secure Communications revenue:	$50 – $54 million	$230 – $240 million
Licensing revenue:	Approximately $6 million	Approximately $24 million
QNX segment adjusted EBITDA:	$2 - $6 million	$55 - $60 million
Secure Communications segment adjusted EBITDA:	$3 - $6 million	$34 - $44 million
Licensing segment adjusted EBITDA:	Approximately $5 million	Approximately $20 million
Adjusted Corporate Costs:	Approximately $10 million	Approximately $40 million
Total Company adjusted EBITDA:	Breakeven - $7 million	$69 - $84 million
Non-GAAP basic EPS:	($0.01) – Breakeven	$0.08 – $0.10
Operating cash flow (usage)	($20) – ($30) million	Approximately $35 million

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the Company to comparable U.S. GAAP measures and an explanation of why the
Company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected
Non-GAAP basic EPS for the first quarter and full fiscal year 2026 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 8:00 a.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (844) 763-8275 and entering Elite Entry Number 52166.

A replay of the conference call will be available at approximately 11:00 a.m. ET today, using the same webcast link (here) or by dialing toll free +1 (877) 481-4010 and entering Replay Access Code 52166.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides enterprises and governments the intelligent software and services that power the world around us. Based in Waterloo, Ontario, the company’s high-performance foundational software enables major automakers and industrial giants alike to unlock transformative applications, drive new revenue streams and launch innovative business models, all without sacrificing safety, security, and reliability. With a deep heritage in Secure Communications, BlackBerry delivers operational resiliency with a comprehensive, highly secure, and extensively certified portfolio for mobile fortification, mission-critical communications, and critical events management.

For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, financial performance, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, and competition. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize its products and services in a timely manner with competitive pricing, features and performance; significant changes in government customer demand or procurement requirements; BlackBerry’s sales cycles and the time and expense of its sales efforts; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of the security features of BlackBerry’s solutions; adverse macroeconomic and geopolitical conditions, including trade policies; litigation against BlackBerry; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s dependence in part on its relationships with resellers and channel partners; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s use of artificial intelligence solutions; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s use of open source software and its ability to obtain rights to use third-party software ; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies;

environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, except as required by law.

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts)

Consolidated Statements of Operations

	Three Months Ended			For the Years Ended
	February 28, 2025	November 30, 2024	February 29, 2024	February 28, 2025	February 29, 2024
Revenue	$141.7	$143.6	$152.9	$534.9	$759.1
Cost of sales	37.6	31.4	30.7	140.0	268.4
Gross margin	104.1	112.2	122.2	394.9	490.7
Gross margin %	73.5%	78.1%	79.9%	73.8%	64.6%
Operating expenses
Research and development	23.2	27.9	28.9	108.8	127.1
Sales and marketing	27.1	23.4	26.0	95.5	104.0
General and administrative	50.0	36.4	54.0	159.7	187.2
Amortization	4.1	4.4	4.7	17.7	26.7
Impairment of goodwill	—	—	15.9	—	15.9
Impairment of long-lived assets	4.9	0.6	4.7	9.6	15.3
Prior Debentures fair value adjustment	—	—	0.5	—	3.5
Litigation settlements	2.8	—	—	2.8	—
	112.1	92.7	134.7	394.1	479.7
Operating income (loss)	(8.0)	19.5	(12.5)	0.8	11.0
Investment income (loss), net	1.6	(0.6)	4.0	7.7	18.8
Income (loss) before income taxes	(6.4)	18.9	(8.5)	8.5	29.8
Provision for income taxes	1.4	6.6	3.9	17.0	24.2
Income (loss) from continuing operations	(7.8)	12.3	(12.4)	(8.5)	5.6
Gain from disposal of discontinued operation, net of tax	10.2	—	—	10.2	—
Loss from discontinued operations, net of tax	(9.8)	(22.8)	(43.8)	(80.7)	(135.8)
Net loss	$(7.4)	$(10.5)	$(56.2)	$(79.0)	$(130.2)
Earnings (loss) per share
Basic earnings (loss) per share from continuing operations	$(0.01)	$0.02	$(0.02)	$(0.01)	$0.01
Total basic loss per share	$(0.01)	$(0.02)	$(0.10)	$(0.13)	$(0.22)

Diluted earnings (loss) per share from continuing operations	$(0.01)	$0.02	$(0.02)	$(0.01)	$0.01
Total diluted loss per share	$(0.01)	$(0.02)	$(0.10)	$(0.13)	$(0.22)

Weighted-average number of common shares outstanding (000s)
Basic	594,267	591,240	587,523	591,470	584,543
Diluted	594,267	593,530	587,523	591,470	592,497
Total common shares outstanding (000s)	596,231	591,583	589,233	596,231	589,233

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)

Consolidated Balance Sheets

	As at
	February 28, 2025	February 29, 2024
Assets
Current
Cash and cash equivalents	$266.7	$175.1
Short-term investments	71.1	62.0
Accounts receivable, net of allowance of $6.6 and $6.0, respectively	173.7	198.7
Other receivables	48.4	21.4
Income taxes receivable	1.6	3.6
Other current assets	30.0	35.1
Assets held for sale, current	—	11.6
	591.5	507.5
Restricted cash and cash equivalents	13.6	25.4
Long-term investments	58.9	35.7
Other long-term assets	76.5	54.8
Operating lease right-of-use assets, net	22.0	31.8
Property, plant and equipment, net	13.4	21.2
Intangible assets, net	47.3	57.5
Goodwill	472.4	474.5
Assets held for sale, non-current	—	186.6
	$1,295.6	$1,395.0
Liabilities
Current
Accounts payable	$31.1	$16.8
Accrued liabilities	126.2	113.7
Income taxes payable	25.5	28.4
Deferred revenue, current	161.5	148.7
Liabilities held for sale, current	—	49.3
	344.3	356.9
Deferred revenue, non-current	5.6	14.6
Operating lease liabilities	28.7	37.8
Other long-term liabilities	1.8	3.2
Long-term notes	195.3	194.1
Liabilities held for sale, non-current	—	13.3
	575.7	619.9
Shareholders’ equity
Capital stock and additional paid-in capital	2,976.4	2,947.7
Deficit	(2,237.3)	(2,158.3)
Accumulated other comprehensive loss	(19.2)	(14.3)
	719.9	775.1
	$1,295.6	$1,395.0

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions)
Consolidated Statements of Cash Flows

	For the Years Ended
	February 28, 2025	February 29, 2024
Cash flows from operating activities
Net loss	$(79.0)	$(130.2)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	44.7	58.5
Stock-based compensation	25.6	33.1
Gain on disposal of discontinued operation	(10.4)	—
Impairment of goodwill	—	34.8
Impairment of long-lived assets	9.6	15.3
Intellectual property disposed of by sale	—	147.2
Prior Debentures fair value adjustment	—	3.5
Operating leases	(10.8)	(13.7)
Other	2.3	2.3
Net changes in working capital items
Accounts receivable, net of allowance	25.0	(78.8)
Other receivables	11.7	(9.2)
Income taxes receivable	2.0	(0.5)
Other assets	(16.0)	(54.3)
Accounts payable	14.2	(7.4)
Accrued liabilities	6.4	(20.3)
Income taxes payable	(2.9)	8.7
Deferred revenue	(5.9)	7.5
Net cash provided by (used in) operating activities	16.5	(3.5)
Cash flows from investing activities
Acquisition of long-term investments	—	(1.6)
Acquisition of property, plant and equipment	(3.1)	(7.1)
Acquisition of intangible assets	(7.0)	(13.8)
Cash proceeds from disposal of discontinued operation	79.8	—
Acquisition of short-term investments	(154.9)	(154.4)
Proceeds on sale or maturity of short-term investments	145.9	223.5
Net cash provided by investing activities	60.7	46.6
Cash flows from financing activities
Issuance of common shares	3.1	5.9
Maturities of 2020 Debentures and Extension Debentures	—	(515.0)
Proceed from Issuance of Extension Debentures and Notes	—	344.0
Net cash provided by (used in) financing activities	3.1	(165.1)
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	(0.5)	0.2
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the year	79.8	(121.8)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of year	200.5	322.3
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of year	$280.3	$200.5

As at	February 28, 2025	February 29, 2024
Cash and cash equivalents	$266.7	$175.1
Restricted cash and cash equivalents	13.6	25.4
Short-term investments	71.1	62.0
Long-term investments	58.9	35.7
	$410.3	$298.2

Reconciliations of the Company’s Segment Results and Segment Adjusted EBITDA to the Consolidated Results
The following tables show information by operating segment for the three months and years ended February 28, 2025 and February 29, 2024. The Company reports segment information in accordance with U.S. GAAP ASC Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker (“CODM”) for making decisions and assessing performance of the Company’s reportable operating segments. The measure of segment profit or loss disclosed by the Company in the Consolidated Financial Statements under the “management” approach in reviewing the results of the Company’s operating segments is segment adjusted gross margin. Additionally below, management uses the additional measures of segment profit or loss used by the CODM which is segment adjusted EBITDA a non-GAAP financial measure. Also note the change in presentation relating to expense reclassification as disclosed in Note 1 to the Consolidated Financial Statements. See Note 13 to the Consolidated Financial Statements for a description of the Company’s operating segments.

	For the Three Months Ended (in millions)
	Secure Communications			QNX			Licensing			Segment Totals
	Feb 28	Feb 29	Change	Feb 28	Feb 29	Change	Feb 28	Feb 29	Change	Feb 28	Feb 29	Change
	2025	2024		2025	2024		2025	2024		2025	2024
Segment revenue	$67.3	$71.6	$(4.3)	$65.8	$65.9	$(0.1)	$8.6	$15.4	$(6.8)	$141.7	$152.9	$(11.2)
Segment cost of sales	24.5	18.9	5.6	11.1	9.7	1.4	1.6	1.4	0.2	37.2	30.0	7.2
Segment adjusted gross margin	$42.8	$52.7	$(9.9)	$54.7	$56.2	$(1.5)	$7.0	$14.0	$(7.0)	$104.5	$122.9	$(18.4)
Segment research and development	9.1	11.6	(2.5)	13.1	16.0	(2.9)	—	—	—	22.2	27.6	(5.4)
Segment sales and marketing	12.0	13.4	(1.4)	14.5	12.3	2.2	—	—	—	26.5	25.7	0.8
Segment general and administrative	9.7	11.6	(1.9)	8.5	10.8	(2.3)	7.8	3.6	4.2	26.0	26.0	—
Less amortization included in the above	0.6	1.0	(0.4)	0.6	0.6	—	2.2	2.3	(0.1)	3.4	3.9	(0.5)
Segment adjusted EBITDA	$12.6	$17.1	$(4.5)	$19.2	$17.7	$1.5	$1.4	$12.7	$(11.3)	$33.2	$47.5	$(14.3)
The following tables reconcile the Company’s segment gross margin for the three months ended February 28, 2025 to consolidated U.S. GAAP results:

	For the Three Months Ended February 28, 2025
	(in millions)
	Secure Communications	QNX	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$67.3	$65.8	$8.6	$141.7	$—	$141.7
Cost of sales	24.5	11.1	1.6	37.2	0.4	37.6
Gross margin (1)	$42.8	$54.7	$7.0	$104.5	$(0.4)	$104.1
Operating expenses					112.1	112.1
Investment income, net					1.6	1.6
Loss before income taxes						$(6.4)

	For the Three Months Ended February 29, 2024
	(in millions) (unaudited)
	Secure Communications	QNX	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$71.6	$65.9	$15.4	$152.9	$—	$152.9
Cost of sales	18.9	9.7	1.4	30.0	0.7	30.7
Gross margin (1)	$52.7	$56.2	$14.0	$122.9	$(0.7)	$122.2
Operating expenses					134.7	134.7
Investment income, net					4.0	4.0
Loss before income taxes						$(8.5)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended February 28, 2025 and February 29, 2024.
The following table reconciles total segment adjusted EBITDA for the three months ended February 28, 2025 and February 29, 2024 to the Company’s consolidated totals:

	For the Three Months Ended
	(in millions) (unaudited)
	February 28, 2025	February 29, 2024
Total Segment Adjusted EBITDA	$33.2	$47.5
Adjustments (1):
Stock compensation expense	4.3	4.8
Restructuring expenses	11.4	18.4
Less
Corporate general and administrative expense	12.1	9.3
Amortization	5.7	6.4
Impairment of long-lived assets	4.9	4.7
Impairment of goodwill	—	15.9
Prior Debentures fair value adjustment	—	0.5
Litigation settlement	2.8	—
Investment income	(1.6)	(4.0)
Consolidated loss from continuing operations before income taxes	$(6.4)	$(8.5)
______________________________
(1) The CODM reviews segment information on an adjusted EBITDA basis, which excludes certain amounts as described below:
Stock compensation expenses - Equity compensation is a non-cash expense and does not impact the ongoing operating decisions taken by the Company’s management.
Restructuring expenses - Restructuring costs relate to employee termination benefits, facilities, streamlining many of the Company’s centralized corporate functions into Secure Communications (formerly “Cybersecurity”) and QNX (formerly “IoT”) specific teams, and other costs pursuant to programs to reduce the Company’s annual expenses amongst R&D, infrastructure and other functions do not reflect expected future operating expenses, are not indicative of the Company’s core operating performance, and may not be meaningful when comparing the Company’s operating performance against that of prior periods.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends. For purposes of comparability, the Company’s non-GAAP financial measures for the three months ended and year ended February 29, 2024 have been updated to conform to the current year’s presentation and discontinued operations
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted income from continuing operations, adjusted net income, adjusted earnings per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income, adjusted EBITDA, adjusted EBITDA from continuing and discontinued operations, adjusted segment EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended February 28, 2025 and February 29, 2024
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended February 28, 2025 and February 29, 2024 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2025	February 29, 2024
Gross margin	$104.1	$122.2
Stock compensation expense	0.4	0.7
Adjusted gross margin	$104.5	$122.9

Gross margin %	73.5%	79.9%
Stock compensation expense	0.2%	0.5%
Adjusted gross margin %	73.7%	80.4%
Reconciliation of U.S. GAAP operating expense for the three months ended February 28, 2025, and February 29, 2024 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2025	February 29, 2024
Operating expense	$112.1	$134.7
Restructuring charges	11.4	18.4
Stock compensation expense	3.9	4.1
Prior Debentures fair value adjustment	—	0.5
Acquired intangibles amortization	1.7	1.8
Litigation settlements	2.8	—
Goodwill impairment charge	—	15.9
LLA impairment charge	4.9	4.7
Adjusted operating expense	$87.4	$89.3

Reconciliation of U.S. GAAP loss from continuing operations, U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended February 28, 2025 and February 29, 2024 to adjusted income from continuing operations, adjusted net income and adjusted basic earnings per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	February 28, 2025		February 29, 2024
		Basic earnings (loss) per share		Basic earnings (loss) per share
Loss from continuing operations	$(7.8)	$(0.01)	$(12.4)	$(0.02)
Restructuring charges	11.4		18.4
Stock compensation expense	4.3		4.8
Prior Debentures fair value adjustment	—		0.5
Acquired intangibles amortization	1.7		1.8
Litigation settlements	2.8		—
Goodwill impairment charge	—		15.9
LLA impairment charge	4.9		4.7
Adjusted income from continuing operations	$17.3	$0.03	$33.7	$0.06

Net Loss	$(7.4)	$(0.01)	$(56.2)	$(0.10)
Restructuring charges	11.4		18.4
Stock compensation expense	4.3		5.6
Prior Debentures fair value adjustment	—		0.5
Acquired intangibles amortization	1.7		8.6
Litigation settlements	2.8		—
Goodwill impairment charge	—		34.8
LLA impairment charge	4.9		4.7
Adjusted net income	$17.7	$0.03	$16.4	$0.03

Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended February 28, 2025 and February 29, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2025	February 29, 2024
Research and development	$23.2	$28.9
Stock compensation expense	1.2	1.6
Adjusted research and development expense	$22.0	$27.3

Sales and marketing	$27.1	$26.0
Stock compensation expense	0.7	0.3
Adjusted sales and marketing expense	$26.4	$25.7

General and administrative	$50.0	$54.0
Restructuring charges	11.4	18.4
Stock compensation expense	2.0	2.2
Adjusted general and administrative expense	$36.6	$33.4

Amortization	$4.1	$4.7
Acquired intangibles amortization	1.7	1.8
Adjusted amortization expense	$2.4	$2.9
Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended February 28, 2025 and February 29, 2024 are reflected in the table below.

For the Three Months Ended (in millions)	February 28, 2025	February 29, 2024
Operating loss	$(8.0)	$(12.5)
Non-GAAP adjustments to operating loss
Restructuring charges	11.4	18.4
Stock compensation expense	4.3	4.8
Prior Debentures fair value adjustment	—	0.5
Acquired intangibles amortization	1.7	1.8
Litigation settlements	2.8	—
Goodwill impairment charge	—	15.9
LLA impairment charge	4.9	4.7
Total non-GAAP adjustments to operating loss	25.1	46.1
Adjusted operating income	17.1	33.6
Amortization	5.7	6.4
Acquired intangibles amortization	(1.7)	(1.8)
Adjusted EBITDA	$21.1	$38.2

Revenue	$141.7	$152.9
Adjusted operating income margin % (1)	12%	22%
Adjusted EBITDA margin % (2)	15%	25%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the years ended February 28, 2025 and February 29, 2024
A reconciliation of the most directly comparable U.S. GAAP financial measures for the years ended February 28, 2025 and February 29, 2024 to adjusted financial measures is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2025	February 29, 2024
Gross margin	$394.9	$490.7
Stock compensation expense	2.4	3.0
Adjusted gross margin	$397.3	$493.7

Gross margin %	73.8%	64.6%
Stock compensation expense	0.5%	0.4%
Adjusted gross margin %	74.3%	65.0%

Operating expense	$394.1	$479.7
Restructuring charges	26.1	35.9
Stock compensation expense	18.2	25.8
Prior Debentures fair value adjustment	—	3.5
Acquired intangibles amortization	7.0	11.0
Litigation settlements	2.8	—
Goodwill impairment charge	—	15.9
LLA impairment charge	9.6	15.3
Adjusted operating expense	$330.4	$372.3

Reconciliation of U.S. GAAP income (loss) from continuing operations, U.S. GAAP net loss and U.S. GAAP basic earnings (loss) per share for the years ended February 28, 2025 and February 29, 2024 to adjusted income from continuing operations, adjusted net income and adjusted basic earnings (loss) per share is reflected in the table below:

For the Fiscal Years Ended (in millions, except per share amounts)	February 28, 2025		February 29, 2024
		Basic earnings (loss) per share		Basic earnings (loss) per share
Income (loss) from continuing operations	$(8.5)	$(0.01)	$5.6	$0.01
Restructuring charges	26.1		35.9
Stock compensation expense	20.6		28.8
Prior Debentures fair value adjustment	—		3.5
Acquired intangibles amortization	7.0		11.0
Litigation settlements	2.8		—
Goodwill impairment charge	—		15.9
LLA impairment charge	9.6		15.3
Adjusted income from continuing operations	$57.6	$0.10	$116.0	$0.20

Net loss	$(79.0)	$(0.13)	$(130.2)	$(0.22)
Restructuring charges	26.1		35.9
Stock compensation expense	25.6		33.1
Prior Debentures fair value adjustment	—		3.5
Acquired intangibles amortization	27.4		38.2
Litigation settlements	2.8		—
Goodwill impairment charge	—		34.8
LLA impairment charge	9.6		15.3
Adjusted net income	$12.5	$0.02	$30.6	$0.05

Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the years ended February 28, 2025 and February 29, 2024 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2025	February 29, 2024
Research and development	$108.8	$127.1
Stock compensation expense	5.3	7.3
Adjusted research and development expense	$103.5	$119.8

Sales and marketing	$95.5	$104.0
Stock compensation expense	2.8	2.5
Adjusted sales and marketing expense	$92.7	$101.5

General and administrative	$159.7	$187.2
Restructuring charges	26.1	35.9
Stock compensation expense	10.1	16.0
Adjusted general and administrative expense	$123.5	$135.3

Amortization	$17.7	$26.7
Acquired intangibles amortization	7.0	11.0
Adjusted amortization expense	$10.7	$15.7
Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the fiscal years ended February 28, 2025 and February 29, 2024 are reflected in the table below.

For the Fiscal Years Ended (in millions)	February 28, 2025	February 29, 2024
Operating income	$0.8	$11.0
Non-GAAP adjustments to operating income
Restructuring charges	26.1	35.9
Stock compensation expense	20.6	28.8
Prior Debentures fair value adjustment	—	3.5
Acquired intangibles amortization	7.0	11.0
Litigation settlements	2.8	—
Goodwill impairment charge	—	15.9
LLA impairment charge	9.6	15.3
Total non-GAAP adjustments to operating income	66.1	110.4
Adjusted operating income	66.9	121.4
Amortization	24.3	31.3
Acquired intangibles amortization	(7.0)	(11.0)
Adjusted EBITDA	$84.2	$141.7

Revenue	$534.9	$759.1
Adjusted operating income margin % (1)	13%	16%
Adjusted EBITDA margin % (2)	16%	19%
______________________________
(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Adjusted EBITDA from continuing and discontinued operations for the fiscal years ended February 28, 2025 and February 29, 2024 are reflected in the table below.

For the Fiscal Years Ended (in millions) (in millions)	February 28, 2025	February 29, 2024
Net loss	$(79.0)	$(130.2)
Non-GAAP adjustments to operating loss
Restructuring charges	26.1	35.9
Stock compensation expense	25.6	33.1
Prior Debentures fair value adjustment	—	3.5
Acquired intangibles amortization	27.4	38.2
Litigation settlements	2.8	—
Goodwill impairment charge	—	34.8
LLA impairment charge	9.6	15.3
Total non-GAAP adjustments to net loss	91.5	160.8
Adjusted operating income	12.5	30.6
Amortization	44.7	58.5
Acquired intangibles amortization	(27.4)	(38.2)
Investment income, net	(7.7)	(18.8)
Provision for income taxes from continuing and discontinued operations	17.2	24.2
Adjusted EBITDA from continuing and discontinued operation	$39.3	$56.3
The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash provided by (used in) operating activities for the three months ended February 28, 2025 and February 29, 2024 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	February 28, 2025	February 29, 2024
Net cash provided by (used in) operating activities	$42.0	$(14.7)
Acquisition of property, plant and equipment	(0.5)	(1.6)
Free cash flow (usage)	$41.5	$(16.3)
Reconciliation of U.S. GAAP net cash provided by (used in) operating activities for the years ended February 28, 2025 and February 29, 2024 to free cash flow (usage) is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 28, 2025	February 29, 2024
Net cash provided by (used in) operating activities	$16.5	$(3.5)
Acquisition of property, plant and equipment	(3.1)	(7.1)
Free cash flow (usage)	$13.4	$(10.6)

Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that Secure Communications annual recurring revenue (“ARR”), Secure Communications dollar-based net retention rate (“DBNRR”) and QNX royalty backlog do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	February 28, 2025
Secure Communications Annual Recurring Revenue	$208
Secure Communications Dollar-Based Net Retention Rate	93%
QNX Royalty Backlog	$865